Exhibit 99.1

Sent via Electronic Delivery to: Kent.Yee@dxpe.com

November 8, 2021

Mr. Kent Yee

Senior Vice President

and Chief Financial Officer

DXP Enterprises, Inc.

5301 Hollister Street

Houston, TX 77040

Re:	DXP Enterprises, Inc. (the “Company”)
Nasdaq Symbol: DXPE

Dear Mr. Yee:

On August 17, 2021, Staff notified the Company that it no longer met the periodic filing requirement for The Nasdaq Stock Market under Listing Rule 5250(c)(1). Based on the November 5, 2021, filing of the Company’s Form 10-Q for the period ended June 30, 2021, Staff has determined that the Company complies with the Rule. Accordingly, this matter is now closed.

If you have any questions, please contact me, at +1 301 978 8072.

Sincerely,

Rachel Scherr

Associate Director

Nasdaq Listing Qualifications